Exhibit 99.1

Bank of Commerce Holdings (NASDAQ: BOCH)
Company Press Release
For immediate release:
Bank of Commerce Holdings™, Parent Company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ announces new Director.
REDDING, California, August 8, 2007/ PR Newswire— Bank of Commerce Holdings (NASDAQ: BOCH), a $605.6 million asset financial holding company, and parent company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ today announced the appointment of Gary Burks to the Redding Bank of Commerce Board of Directors.
Mr. Burks is Vice President and General Manager of Foothill Distributing Company, Inc., a wholesale beverage distributor. Mr. Burks has been the General Manager for Foothill Distributing for over 25 years. Prior experience includes District Sales Manager of Northern California and Hawaii for Anheuser-Busch.
“We are delighted that Gary Burks has agreed to join our Board of Directors. Gary’s management expertise and good business sense will provide our Directors and management with additional resources and a new perspective,” said Mr. Mayer.
Bank of Commerce Holdings, with administrative offices in Redding, California is a financial service holding company that owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™. The Company is a federally insured California financial corporation and opened on October 22, 1982.
BOCH is a NASDAQ National Market listed stock.
Please contact your local investment advisor for purchases and sales. Investment firms trading BOCH stock:
Howe Barnes Hoefer & Arnett
John Cavender
555 Market Street
San Francisco, California
(800) 346-5544
Raymond James Financial
Geoff Ball
1805 Hilltop Drive, Suite 106
Redding, California 96002
(800) 926-5040
Wachovia Securities
Ken Meyers and Rick Hansen
10466 Brunswick Road
Grass Valley, California
(888) 383-3112
Morgan Stanley
310 Hemsted Drive, Suite 100
Redding, California
(800) 733-6126
Company Profile
•	Founded 1982

•	Five offices – three markets

•	Redding Bank of Commerce™

•	Roseville Bank of Commerce™

•	Sutter Bank of Commerce™

•	Bank of Commerce Mortgage™
Investor Highlights
•	5% stock dividend – 1986

•	Annual cash dividends -1988

•	Two for one stock split – 1995

•	Three for one stock split – 1998

•	10% stock dividend – 2000

•	Three for one stock split – 2004

•	Quarterly cash dividends – since 2005

•	ACQB Index – America’s Community Bank Index
Business Overview
Bank of Commerce Holdings (the “Holding Company”) is a financial holding company (“FHC”) registered under the Bank Holding Company Act of 1956, as amended, and was incorporated in California on January 21, 1982. The Company owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™.
Contact Information
Michael C. Mayer, President & CEO
Telephone (530) 722-3950
Linda J. Miles, Chief Financial Officer
Telephone (530) 722-3955
Market Data
Exchange: NASDAQ
Exchange: NASDAQ
Symbol: BOCH
Shares outstanding at 6/30/07:
8,908,880
Market Cap: $96,394,082
Recent Price : $10.82
52 week range: $10.00 - $12.50
Price/ Book (%): 198.78
SNL™ Peer Price/Book (%): 174.33
Price/Earnings (x): 13.89
SNL™ Peer Price/Earnings (x): 15.51
Price/LTM EPS (x): 14.82
Dividend Yield (%): 3.16
SNL ™ Peer Dividend Yield(%): 1.85
YTD Volume traded: 112,597
Insider Ownership: 30.29%

For additional information concerning risks and uncertainties related to the Company and its operations please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and under the heading:
“Risk factors that may affect results” and subsequent reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.